Exhibit 99.1

COHU, INC. 17087 VIA DEL CAMPO SAN DIEGO, CA 92127 FAX (858) 848-8185 PHONE (858) 858-8100 www.cohu.com

Cohu Reports Fourth Quarter 2025 Results

●	Full year 2025 revenue of $453.0 million, up 13% year-over-year

●	Full year 2025 gross margin of 42.7%; non-GAAP gross margin of 43.3%

●	Fourth quarter revenue of $122.2 million, up 30% year-over-year

●	Fourth quarter recurring revenue grew 4% quarter-over-quarter and 25% year-over-year

SAN DIEGO, Calif., February 12, 2026 – Cohu, Inc. (NASDAQ: COHU), a global supplier of equipment and services optimizing semiconductor manufacturing yield and productivity, today reported fiscal 2025 fourth quarter net sales of $122.2 million and GAAP loss of $22.5 million or $0.48 per share. Net sales for full year 2025 were $453.0 million with GAAP loss of $74.3 million or $1.59 per share.

The Company also reported non-GAAP results, with fourth quarter 2025 loss of $7.2 million or $0.15 per share and loss of $10.1 million or $0.22 per share for full year 2025.

GAAP Results
(in millions, except per share amounts)	Q4 FY 2025	Q3 FY 2025	Q4 FY 2024	12 Months 2025	12 Months 2024

Net sales	$122.2	$126.2	$94.1	$453.0	$401.8
Net loss	$(22.5)	$(4.1)	$(21.4)	$(74.3)	$(69.8)
Net loss per share	$(0.48)	$(0.09)	$(0.46)	$(1.59)	$(1.49)

Non-GAAP Results
(in millions, except per share amounts)	Q4 FY 2025	Q3 FY 2025	Q4 FY 2024	12 Months 2025	12 Months 2024

Net loss	$(7.2)	$(2.8)	$(7.1)	$(10.1)	$(10.9)
Net loss per share	$(0.15)	$(0.06)	$(0.15)	$(0.22)	$(0.23)

Total cash and investments at the end of fourth quarter 2025 were $484.0 million. On September 29, 2025, the Company issued $287.5 million of 1.50% Convertible Senior Notes due 2031, including the full $27.5 million over‑allotment option. Net proceeds totaled approximately $246.7 million after debt‑issuance costs and capped‑call transactions. Cohu did not repurchase any shares of its common stock during fourth quarter 2025.

“Cohu delivered Q4 revenue of $122 million, up 30% year over year, supported by improving market fundamentals with estimated test cell utilization increasing to 76% in December. Fourth quarter recurring revenue is up 25% year-over-year driven by strong demand across services, interface solutions, and handler-related spares business,” said Cohu President and CEO Luis Müller. “Design‑win momentum remains robust, spanning automotive ADAS, power devices, computing AI, and HBM inspection metrology solutions.”

Cohu expects first quarter 2026 sales to be in a range of $122 million +/- $7 million.

Conference Call Information:

The Company will host a live conference call and webcast with slides to discuss fourth quarter 2025 results at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time on February 12, 2026. Interested parties may listen live via webcast on Cohu’s investor relations website at https://edge.media-server.com/mmc/p/72a3rqim.

To participate via telephone and join the call live, please register in advance at https://register-conf.media-server.com/register/BI04e278675daf4424a7d54548401241d5 to receive the dial-in number along with a unique PIN number that can be used to access the call.

About Cohu:

Cohu, Inc. (NASDAQ: COHU) is a global supplier delivering test, automation, inspection & metrology products, software analytics solutions and services to the semiconductor industry. Cohu’s differentiated and broad product portfolio enables optimized yield and productivity, accelerating customers’ manufacturing time-to-market. Additional information can be found at www.cohu.com.

Use of Non-GAAP Financial Information:

Included within this press release and accompanying materials are non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Net loss and Loss (adjusted earnings) per share, Operating income (loss), Operating Expense, effective tax rate, net cash per share and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, impairments, change in indemnification receivable, duplicate facility costs, acquisition and transaction related costs and associated professional fees, depreciation of purchase accounting adjustments to property, plant and equipment, fair value adjustment to contingent consideration, pension curtailment adjustments, amortization of cloud-based software implementation costs (Adjusted EBITDA only) and loss on extinguishment of debt (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this release and accompanying materials may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding effects of growth in revenue in certain vertical markets, recurring revenue trends or test cell utilization metrics and corresponding financial impacts; new market entries, product introductions or customer adoptions and corresponding performance metrics or financial impacts; product market projected growth and market sizes and related revenue opportunities; expectations related to our FY2026 outlook, including quarterly projections; and any other statements that are predictive in nature and depend upon or refer to future events or conditions; and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend;” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: rapid technology changes and product transition and investment risks; industry cyclicality, seasonality and volatility; outsourced manufacturing and supply chain disruptions or dependencies; product defects and quality issues; supplier concentration and part shortages; inflation and interest‑rate exposure; high customer concentration and rapid innovation cycles; semiconductor industry consolidation; operational strain from rapid shifts in demands; failure to meet innovation demands of customers and industries; talent attraction and retention challenges; AI‑related risks; international operations complexity; trade barriers and tariffs; geopolitical instability; natural disasters and health events; climate transition and physical risks; stakeholder ESG expectations; M&A and strategic transaction risks; acquisition integration risks; risks related to gaining access to capital; foreign currency exposure; restructuring and impairment charges; financial‑institution instability; goodwill and intangible asset impairment charges; stock price volatility; underperformance against stock price or financial metric targets; indebtedness and covenant limits; dilution from equity issuances or note conversions; share repurchase uncertainties; anti‑takeover provisions; export controls and trade regulation; tax law changes and audits; environmental regulatory compliance; changing U.S. and foreign policy landscape; cybersecurity breaches or threats; IP protection challenges; IP infringement claims; data privacy obligations; or litigation risk.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including our most recent Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.

Contact:

Cohu, Inc.
Jeffrey D. Jones - Investor Relations
858-848-8106

COHU, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended (1)		Twelve Months Ended (1)
	December 27,	December 28,	December 27,	December 28,
	2025 (2)	2024	2025 (2)	2024

Net sales	$122,230	$94,122	$452,956	$401,779
Cost and expenses:
Cost of sales (excluding amortization)	73,301	54,656	259,337	221,485
Research and development	23,419	20,795	92,213	84,797
Selling, general and administrative	31,921	30,540	123,566	128,037
Amortization of purchased intangible assets	7,284	9,753	37,466	39,087
Restructuring charges	1,796	5	10,143	41
	137,721	115,749	522,725	473,447
Loss from operations	(15,491)	(21,627)	(69,769)	(71,668)
Other (expense) income:
Interest expense	(1,620)	(99)	(2,054)	(618)
Interest income	3,706	2,325	8,040	9,976
Foreign transaction gain (loss)	(232)	98	(783)	(2,395)
Pension curtailment gain (loss)	(158)	-	2,159	-
Loss on extinguishment of debt	-	-	-	(241)
Loss from operations before taxes	(13,795)	(19,303)	(62,407)	(64,946)
Income tax provision	8,693	2,055	11,866	4,872
Net loss	$(22,488)	$(21,358)	$(74,273)	$(69,818)

Loss per share:
Basic:	$(0.48)	$(0.46)	$(1.59)	$(1.49)
Diluted:	$(0.48)	$(0.46)	$(1.59)	$(1.49)

Weighted average shares used in computing loss per share: (3)
Basic	46,838	46,719	46,723	46,908
Diluted	46,838	46,719	46,723	46,908

(1)	The three- and twelve-month periods ended December 27, 2025, and December 28, 2024, were both comprised of 13 weeks and 52 weeks, respectively.

(2)	On January 7, 2025, the Company completed the acquisition of Tignis, Inc. and the results of Tignis’ operations have been included since that date.

(3)

For both the three- and twelve-month periods ended December 27, 2025, and December 28, 2024, potentially dilutive securities were excluded from the per share computations due to their antidilutive effect.

COHU, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands)

	December 27,	December 30,
	2025	2024
Assets:
Current assets:
Cash and investments (1)	$483,981	$262,092
Accounts receivable	108,754	91,619
Inventories	129,006	141,861
Other current assets	28,249	38,735
Total current assets	749,990	534,307
Property, plant & equipment, net	76,987	74,786
Goodwill	283,027	234,639
Intangible assets, net	79,272	110,717
Operating lease right of use assets	29,271	13,908
Other assets	24,435	31,058
Total assets	$1,242,982	$999,415

Liabilities & Stockholders’ Equity:
Current liabilities:
Short-term borrowings	$9,807	$633
Current installments of long-term debt	1,244	1,115
Deferred profit	8,626	3,589
Other current liabilities	89,401	79,847
Total current liabilities	109,078	85,184
Long-term debt	285,026	7,052
Non-current operating lease liabilities	31,693	9,893
Other noncurrent liabilities	31,646	40,395
Cohu stockholders’ equity	785,539	856,891
Total liabilities & stockholders’ equity	$1,242,982	$999,415

(1)

On January 7, 2025, the Company made a cash payment of $34.8 million, net of cash received, to acquire Tignis, Inc. and on September 29, 2025, the Company issued $287.5 million of 1.50% Convertible Senior Notes due 2031, including the full $27.5 million over‑allotment option. Net proceeds totaled approximately $246.7 million after debt‑issuance costs and capped‑call transactions.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	December 27,	September 27,	December 28,
	2025	2025	2024
Loss from operations - GAAP basis (a)	$(15,491)	$(9,716)	$(21,627)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales (COS)	332	341	290
Research and development (R&D)	1,367	1,356	966
Selling, general and administrative (SG&A)	3,779	3,962	4,025
	5,478	5,659	5,281
Amortization of purchased intangible assets (c)	7,284	10,249	9,753
Restructuring charges related to inventory adjustments in COS (d)	480	(28)	(429)
Restructuring charges (d)	1,796	509	5
Manufacturing transition and severance costs included in (e):
COS	91	81	9
R&D	-	-	22
SG&A	42	-	105
	133	81	136
Impairment charge included in SG&A (f)	(403)	(46)	-
Adjustments to indemnification receivable included in SG&A (g)	(123)	-	506
Duplicate facility costs included in SG&A (h)	799	1,000	-
Acquisition and financing costs included in SG&A (i)	104	2	407
Income (loss) from operations - non-GAAP basis (j)	$57	$7,710	$(5,968)

Net loss - GAAP basis	$(22,488)	$(4,101)	$(21,358)
Non-GAAP adjustments (as scheduled above)	15,548	17,426	15,659
Tax effect of non-GAAP adjustments (k)	(414)	(15,372)	(1,377)
Pension curtailment adjustment (l)	158	(787)	-
Net loss - non-GAAP basis	$(7,196)	$(2,834)	$(7,076)

GAAP net loss per share - diluted	$(0.48)	$(0.09)	$(0.46)

Non-GAAP net loss per share - diluted (m)	$(0.15)	$(0.06)	$(0.15)

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre- and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management initiated certain restructuring and manufacturing transition activities including employee headcount reductions and other organizational changes to align our business strategies and improve our cost structure. Restructuring and manufacturing transition costs have been excluded because such expense is not used by management to assess the core profitability of Cohu’s business operations. Impairment charges have been excluded as these amounts are infrequent and are unrelated to the operational performance of Cohu. Management believes the change in an uncertain tax position liability and related indemnification receivable is better reflected within income tax expense rather than SG&A. Duplicate facility costs have been excluded to provide investors a clearer view of ongoing operational performance by removing temporary expenses that do not reflect the Company’s ongoing operations. Acquisition costs, certain professional service costs related to convertible notes, and fair value adjustments to contingent consideration have been excluded by management, as they are not related to the core operating activities of the Company and can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	(12.7)%, (7.7)% and (23.0)% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred.
(e)	To eliminate the manufacturing transition and severance costs.
(f)	To eliminate the impacts of the Company’s investment in Fraes‑und Technologiezentrum GmbH Frasdorf, including the 2024 impairment charge and the subsequent gain recognized upon its sale in 2025.
(g)	To eliminate the impact of the change in an uncertain tax position liability and related indemnification receivable.
(h)	To eliminate duplicative facility-related expenses incurred during the build-out of certain new Cohu locations.
(i)	To eliminate certain professional service fees and other direct incremental expenses incurred in connection with acquisitions and the issuance of convertible notes.
(j)	0.0%, 6.1% and (6.3)% of net sales, respectively.
(k)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(l)	To eliminate the pension curtailment adjustment recognized associated with headcount reductions made as part of the 2025 Strategic Restructuring plan.
(m)	All periods presented were calculated using the number of GAAP diluted shares outstanding.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Twelve Months Ended
	December 27,	December 28,
	2025	2024
Loss from operations - GAAP basis (a)	$(69,769)	$(71,668)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales (COS)	1,396	1,049
Research and development (R&D)	5,456	3,566
Selling, general and administrative (SG&A)	16,190	16,125
	23,042	20,740
Amortization of purchased intangible assets (c)	37,466	39,087
Restructuring charges related to inventory adjustments in COS (d)	745	(465)
Restructuring charges (d)	10,143	41
Manufacturing transition and severance costs included in (e):
COS	334	11
R&D	-	142
SG&A	185	3,334
	519	3,487

Impairment charge included in SG&A (f)	(449)	903
Adjustments to indemnification receivable included in SG&A (g)	(123)	506
Duplicate facility costs included in SG&A (h)	1,799	-
Acquisition and financing costs included in SG&A (i)	457	582
Depreciation of PP&E step-up included in SG&A (j)	-	36
Adjustment to contingent consideration included in SG&A (k)	(1,700)	-
Income (loss) from operations - non-GAAP basis (l)	$2,130	$(6,751)

Net loss - GAAP basis	$(74,273)	$(69,818)
Non-GAAP adjustments (as scheduled above)	71,899	64,917
Tax effect of non-GAAP adjustments (m)	(5,553)	(5,954)
Pension curtailment adjustment (n)	(2,159)	-
Net loss - non-GAAP basis	$(10,086)	$(10,855)

GAAP net loss per share - diluted	$(1.59)	$(1.49)

Non-GAAP loss per share - diluted (o)	$(0.22)	$(0.23)

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre- and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management initiated certain restructuring and manufacturing transition activities including employee headcount reductions and other organizational changes to align our business strategies and improve our cost structure. Restructuring and manufacturing transition costs have been excluded because such expense is not used by Management to assess the core profitability of Cohu’s business operations. Impairment charges have been excluded as these amounts are infrequent and are unrelated to the operational performance of Cohu. Impairment charges have been excluded as these amounts are infrequent and are unrelated to the operational performance of Cohu. Management believes the change in an uncertain tax position liability and related indemnification receivable is better reflected within income tax expense rather than SG&A. PP&E step-up costs have been excluded by management as they are unrelated to the core operating activities of the Company. Duplicate facility costs have been excluded to provide investors a clearer view of ongoing operational performance by removing temporary expenses that do not reflect the Company’s ongoing operations. Acquisition costs, certain professional service costs related to convertible notes, and fair value adjustments to contingent consideration have been excluded by management as they are not indicative of core operating performance. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	(15.4)% and (17.8)% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred.
(e)	To eliminate the manufacturing transition and severance costs.
(f)	To eliminate the impacts of the Company’s investment in Fraes‑und Technologiezentrum GmbH Frasdorf, including the 2024 impairment charge and the subsequent gain recognized upon its sale in 2025.
(g)	To eliminate the impact of the change in an uncertain tax position liability and related indemnification receivable.
(h)	To eliminate duplicative facility-related expenses incurred during the build-out of certain new Cohu locations.
(i)	To eliminate certain professional service fees and other direct incremental expenses incurred in connection with acquisitions and the issuance of convertible notes.
(j)	To eliminate the property, plant & equipment step-up depreciation accelerated related to acquisitions.
(k)	To eliminate fair value adjustment to contingent consideration related to the acquisition of Tignis.
(l)	0.5% and (1.7)% of net sales, respectively.
(m)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(n)	To eliminate the pension curtailment adjustments recognized associated with headcount reductions made as part of the 2025 Strategic Restructuring plan.
(o)	All periods presented were calculated using the number of GAAP diluted shares outstanding.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands)

	Three Months Ended
	December 27,	September 27,	December 28,
	2025	2025	2024

Gross Profit Reconciliation
Gross profit - GAAP basis (excluding amortization) (1)	$48,929	$55,264	$39,466
Non-GAAP adjustments to cost of sales (as scheduled above)	903	394	(130)
Gross profit - Non-GAAP basis	$49,832	$55,658	$39,336

As a percentage of net sales:
GAAP gross profit	40.0%	43.8%	41.9%
Non-GAAP gross profit	40.8%	44.1%	41.8%

Adjusted EBITDA Reconciliation
Net income - GAAP Basis	$(22,488)	$(4,101)	$(21,358)
Income tax provision	8,693	(3,714)	2,055
Interest expense	1,620	110	99
Interest income	(3,706)	(1,335)	(2,325)
Amortization of purchased intangible assets	7,284	10,249	9,753
Depreciation	3,266	3,344	3,196
Amortization of cloud-based software implementation costs (2)	709	709	709
Pension curtailment (gain) loss	158	(787)	-
Other non-GAAP adjustments (as scheduled above)	8,264	7,177	5,906
Adjusted EBITDA	$3,800	$11,652	$(1,965)

As a percentage of net sales:
Net income - GAAP Basis	(18.4)%	(3.2)%	(22.7)%
Adjusted EBITDA	3.1%	9.2%	(2.1)%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$64,420	$64,980	$61,093
Non-GAAP adjustments to operating expenses (as scheduled above)	(14,645)	(17,032)	(15,789)
Operating Expenses - Non-GAAP basis	$49,775	$47,948	$45,304

(1)	Excludes amortization of purchased intangibles of $4,916, $7,873 and $7,483 for the three months ending December 27, 2025, September 27, 2025, and December 28, 2024, respectively.
(2)	Represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included within SG&A.

	Twelve Months Ended
	December 27,	December 28,
	2025	2024
Gross Profit Reconciliation
Gross profit - GAAP basis (excluding amortization) (1)	$193,619	$180,294
Non-GAAP adjustments to cost of sales (as scheduled above)	2,475	595
Gross profit - Non-GAAP basis	$196,094	$180,889

As a percentage of net sales:
GAAP gross profit	42.7%	44.9%
Non-GAAP gross profit	43.3%	45.0%

Adjusted EBITDA Reconciliation
Net loss - GAAP Basis	$(74,273)	$(69,818)
Income tax provision	11,866	4,872
Interest expense	2,054	618
Interest income	(8,040)	(9,976)
Amortization of purchased intangible assets	37,466	39,087
Depreciation	13,219	13,400
Amortization of cloud-based software implementation costs (2)	2,836	2,836
Pension curtailment gain	(2,159)	-
Loss on extinguishment of debt	-	241
Other non-GAAP adjustments (as scheduled above)	34,433	25,794
Adjusted EBITDA	$17,402	$7,054

As a percentage of net sales:
Net loss - GAAP Basis	(16.4)%	(17.4)%
Adjusted EBITDA	3.8%	1.8%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$263,388	$251,962
Non-GAAP adjustments to operating expenses (as scheduled above)	(69,424)	(64,322)
Operating Expenses - Non-GAAP basis	$193,964	$187,640

(1)	Excludes amortization of purchased intangibles of $28,087 and $30,009 for the twelve months ending December 27, 2025, and December 28, 2024, respectively.
(2)	Represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included within SG&A.